ESOP TRUST AGREEMENT

                                      UNDER THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN




                            (as effective January 1, 1993)







                                  TABLE OF CONTENTS

                                                                       PAGE

          ARTICLE I      DEFINITIONS  . . . . . . . . . . . . . . . . .   3

          ARTICLE II     CONTINUANCE OF THE TRUST . . . . . . . . . . .   4

          ARTICLE III    POWERS OF TRUSTEE  . . . . . . . . . . . . . .   6

          ARTICLE IV     ADMINISTRATION . . . . . . . . . . . . . . . .  14

          ARTICLE V      PAYMENTS OF BENEFITS AND EXPENSES  . . . . . .  15

          ARTICLE VI     LIABILITY AND INDEMNIFICATION OF THE TRUSTEE .  17

          ARTICLE VII    ACCOUNTING OF THE TRUSTEE  . . . . . . . . . .  19

          ARTICLE VIII   REMOVAL AND RESIGNATION OF THE TRUSTEE . . . .  21

          ARTICLE IX     AMENDMENT AND TERMINATION  . . . . . . . . . .  22

          ARTICLE X      LEVERAGED ACQUISITIONS OF STOCK  . . . . . . .  23

          ARTICLE XI     MISCELLANEOUS  . . . . . . . . . . . . . . . .  24







                                 ESOP TRUST AGREEMENT
                                      UNDER THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN

                            (as effective January 1, 1993)

               THIS ESOP TRUST AGREEMENT (the "Agreement") has been made as of the 31st day of December, 1992, between NATIONSBANK

          CORPORATION, a corporation organized under the laws of the state of North Carolina (hereinafter referred to as "NationsBank" or the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (hereinafter referred to as "State Street," the "Trustee" or the "ESOP Trust-

          ee").
                                 Statement of Purpose

               Prior to December 31, 1991, NationsBank (then named "NCNB Corporation") and C&S/Sovran Corporation ("C&S/Sovran") were unrelated corporations. On December 31, 1991, NationsBank and C&S/Sovran merged through a transaction in which the common and preferred stock of C&S/Sovran was exchanged for common and preferred stock in NationsBank.

               At the time of the merger, NationsBank sponsored the NCNB Corporation and Designated Subsidiaries Stock/Thrift Plan, a tax-

          qualified defined contribution plan (the "NationsBank Plan"), and C&S/Sovran sponsored the C&S/Sovran Retirement Savings, ESOP and

          Profit Sharing Plan, a tax-qualified defined contribution plan (the "C&S/Sovran Plan"). Since the merger, the NationsBank Plan and the C&S/Sovran Plan have continued as separate plans for their respective covered employees.

               The NationsBank Plan is a profit-sharing savings plan under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Internal Revenue Code, and NationsBank and the other participating employers make matching contributions in NationsBank common stock or in cash used to purchase such common stock. The NationsBank Plan and the Trust for its assets are currently set forth in an Agreement dated







          January 1, 1991 between NationsBank and NationsBank of North Carolina, N.A., as Trustee, as subsequently amended.

               The C&S/Sovran Plan consists (i) in part of a profit-sharing savings plan, under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Code and the participating employers make cash matching contributions that are invested pursuant to participant direction, and (ii) in part of an "employee stock ownership plan" within the meaning of

          Section 4975(e)(7) of the Code (an "ESOP") under which the participating employers contribute cash to provide matching contributions in the form of common stock and in the form of preferred stock acquired by the ESOP through an "exempt loan"

          under Section 4975. The C&S/Sovran Plan is currently set forth in an Instrument of C&S/Sovran dated July 23, 1991 as subsequently amended. The Investment Trust which holds the assets of the profit-sharing savings portion of the C&S/Sovran

          Plan is currently set forth in a Trust Agreement dated July 23, 1991 between C&S/Sovran and the trustees thereunder. The ESOP

          Trust which holds the assets of the ESOP portion of the C&S/Sovran Plan is currently set forth in a Trust Agreement dated

          June 14, 1989 between C&S/Sovran and State Street, as subsequently amended.

               The C&S/Sovran Plan will merge with and into the NationsBank Plan effective January 1, 1993. The resulting plan will be named

          "The NationsBank Retirement Savings Plan" and will consist of two components: a profit-sharing savings plan under which partici-

          pating employees make pre-tax savings contributions pursuant to
          Section 401(k) of the Code, and an ESOP under which NationsBank and the other participating employers make their matching contributions. As a part of the merger, the ESOP Trust for the

          C&S/Sovran Plan will become the ESOP Trust for the NationsBank Plan and hold the assets of the ESOP portion of the NationsBank

          Plan, with State Street continuing to serve as the trustee of the ESOP Trust, and the Investment Trust for the C&S/Sovran Plan will merge with and into the Trust for the NationsBank Plan to form the Investment Trust that will hold the assets of the non-ESOP portion of the NationsBank Plan.

               By this ESOP Trust Agreement, the parties are amending and restating the ESOP Trust under the C&S/Sovran Plan to constitute the ESOP Trust under the NationsBank Plan effective as of January 1, 1993. Simultaneously herewith, NationsBank is amending and restating the NationsBank Plan effective January 1, 1993 to set forth the terms and provisions of the NationsBank

          Plan as merged with the C&S/Sovran Plan, and the Investment Trust Agreement under the C&S/Sovran Plan is being amended and restated

          to constitute the Investment Trust for the NationsBank Plan.
               NOW, THEREFORE, the parties hereto hereby agree that the

          ESOP Trust Agreement under the C&S/Sovran Plan, as set forth in the said June 14, 1989 Trust Agreement as subsequently amended,

          is amended and restated effective as of January 1, 1993 to constitute the ESOP Trust under the NationsBank Plan, and to consist of the following Articles I through XI:
                                      ARTICLE I

                                     DEFINITIONS
               Definitions.  The following terms as used in this Agreement have the meaning indicated unless the context requires otherwise:
               1.1  "Board" means the Board of Directors as defined under the Plan.
               1.2  "Committee" means the Committee as defined under the

          Plan.
               1.3  "ERISA" means the Employee Retirement Income Security

          Act of 1974, as it has been and may be amended from time to time.
               1.4  "Fund" hereafter in this document means the

          contributions of cash or property reasonably acceptable to the Trustee, including, but not limited to, Stock deposited with and held under this Trust by the Trustee under the ESOP portion of The NationsBank Retirement Savings Plan, any property into which the same or any part thereof may from time to time be converted, and any appreciation therein or income thereon less any depreciation therein, any losses thereon and any distributions or payments therefrom.

               1.5 "Internal Revenue Code" means the Internal Revenue Code of 1986, as it has been and may be amended from time to time.

               1.6 "Participant" means a person for whose benefit contri-butions have been made to the Fund under the Plan.

               1.7 "Plan" hereafter in this document means the ESOP portion of The NationsBank Retirement Savings Plan. The ESOP portion of The NationsBank Retirement Savings Plan is the successor to the ESOP portion of the C&S/Sovran Retirement

          Savings, ESOP and Profit Sharing Plan, which merged with and into The NationsBank Retirement Savings Plan effective January 1,

          1993.
               1.8  "Prohibited Transaction" means a transaction prohibited under Sections 406-408 of ERISA.
               1.9  "Stock" means NationsBank Employer Stock as defined in the Plan.
                                      ARTICLE II

                               CONTINUANCE OF THE TRUST
               2.1  By this Agreement, the Company and the Trustee are

          amending and restating the ESOP Trust Agreement under the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan to

          constitute the ESOP Trust under the Plan and for the purpose of holding and administering the Fund in accordance with this

          Agreement.
               2.2  Notwithstanding anything to the contrary in this

          Agreement, or in any amendment thereto, except as otherwise provided under ERISA, the Company, the Committee and the Trustee shall discharge their respective duties with respect to the Fund for, and the Fund shall be used solely for and not diverted from,

          the exclusive purposes of providing benefits for Participants and their beneficiaries and defraying reasonable expenses of adminis-

          tering the Plan. Notwithstanding the preceding sentence, howev-er, contributions may be returned by the Trustee at the direction of the Committee if the Committee certifies in writing to the Trustee that one or more of the following circumstances exist:

                    2.2.1 If a contribution is made by the Company by rea-son of a mistake of fact, the contribution or the value thereof, if less, may be returned within one year after it was paid to the Trustee;

                    2.2.2 If a contribution is conditioned upon its de-ductibility under Section 404 of the Internal Revenue Code,

               the contribution or the value thereof, if less, to the extent the deduction is disallowed by the Internal Revenue

               Service, may be returned to the Company within one year after the disallowance;

                    2.2.3 If a contribution is conditioned upon initial qualification of the Plan under Section 401, 409 and

               4975(e)(7) of the Internal Revenue Code, the contribution of the value thereof, if less, may be returned to the Company within one year after such qualification has been denied.
               2.3  The Trustee shall receive any contributions paid to it in cash, in stock or in other property acceptable to it. All contributions so received together with the income therefrom and any other increment thereon shall be held, managed and adminis-tered by the Trustee pursuant to the terms of this Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall not be responsible for the collection of any contributions to the Plan, or for the determination of the amount or frequency of any contribution required by the Plan or the provisions of ERISA, and such responsibilities shall be borne solely by the Committee.

               2.4 Notwithstanding any other provision of this Trust Agreement or the Plan, State Street Bank and Trust Company as

          Trustee of the ESOP Trust shall be responsible only for the funds held by it, and shall have no duties, responsibilities or liabil-

          ities of any type whatsoever for funds held by the trustee of the Investment Trust.

                                     ARTICLE III
                                  POWERS OF TRUSTEE

               3.1 The Trustee shall maintain books of account and records with respect to the Fund. The Fund shall be held by the Trustee in trust and dealt with in accordance with the provisions of this Agreement. The Trustee shall take all action necessary to implement any determinations of the Committee and shall conform to procedures established by the Committee for disbursement of funds of the Plan.
               3.2  It shall be the duty of the Trustee (a) to hold, invest and reinvest the Fund in accordance with the provisions of this Agreement, and (b) to pay monies therefrom to or on the order of the Committee.
               3.3  The assets of the Fund shall be invested primarily in

          Stock, which shall be "qualifying employer securities" as defined in Section 4975(e)(8) of the Internal Revenue Code. To the

          extent that Company contributions are made in Stock, the Trustee will be expected to retain such Stock. To the extent that

          Company contributions are made in cash and are not used to pay principal or interest on an ESOP loan pursuant to Article X or to pay expenses of the Fund, the Trustee will be expected to acquire Stock either from other shareholders or directly from the Compa-

          ny. If at the time Stock is to be purchased, the Company has outstanding more than one class of Stock, the Committee shall direct the Trustee as to which class of stock shall be purchased. However, if the Stock to be purchased is not readily tradable on an established market, the Trustee shall represent the Trust in the determination of the price to be paid for such Stock.

               To the extent consistent with the foregoing, the Fund may hold temporary investments other than Stock, may hold such portion of the Fund in such investments as may be required under the investment diversification provisions of the Plan, may hold such portion of the Fund uninvested as the Committee deems advisable for making distributions under the Plan, may invest assets of the Fund in short-term investments bearing a reasonable rate of interest, including without limitation, deposits in, or short-term instruments of, the Trustee, or in one or more short-

          term collective investment funds administered by the Trustee as trustee thereof for the collective investment of assets of employee pension or profit sharing trusts, as long as each such collective investment fund constitutes a qualified trust under the applicable provisions of the Internal Revenue Code (and while any portion of the Fund is so invested, such collective invest-

          ment funds shall constitute part of the Plan to the extent of such investment, and the instrument creating such funds shall constitute part of this Agreement).
               3.4  The Trustee shall have no duty to determine or inquire into whether any directions received from the Committee in accordance with the terms of this Agreement represent proper and lawful decisions or result in Prohibited Transactions. Except as specifically provided in Paragraph 3.3 in the case of Stock which is not readily tradable on an established market, the Trustee shall have no duty to review any investment to be acquired, held or disposed of pursuant to such instructions from the Committee. If the Trustee does not receive written directions with respect to any part of the funds subject to the Committee's direction (including, without limitation, income, sale proceeds or contri-

          butions), the Trustee shall, pending receipt of such directions, hold and invest such amount in short-term securities as provided in Paragraph 3.3 hereof.
               3.5  In addition to, and not in limitation of, the powers

          now, or which may later become, vested in it, the Trustee shall have the following powers; provided, however, that the Trustee's exercise of such powers shall be consistent with and subject to all other provisions of this Agreement, and provided further that subject to the provisions of Paragraph 3.6 and 3.7 and except as otherwise provided by Paragraph 3.3 in the case of Stock which is not readily tradable on an established market, the powers set forth in Paragraphs 3.5.1, 3.5.3, 3.5.4 and 3.5.10 shall be exer-

          cised by the Trustee only to the extent and in the manner direct-ed by the Committee in accordance with the terms of this Agree-ment:

                    3.5.1 Subject to the provision of Paragraph 3.7, to sell, exchange, convey, transfer, dispose of, grant options with respect to and otherwise deal with any property at any time held by it, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propri-

               ety of any such sale or other disposition;
                    3.5.2  Subject to the provisions of Paragraph 3.6, to

               exercise voting rights either in person or by proxy, with respect to any securities or other property, and generally to exercise with respect to the Fund all rights, powers and privileges as may be lawfully exercised by any person owning similar property in his own right;
                    3.5.3  Subject to the provisions of Paragraph 3.6 and

               3.7, to exercise any options, conversion rights, or rights to subscribe for additional stocks, bonds or other securi-

               ties appurtenant to any securities or other property with such exercise; to join in, dissent from, and oppose the reorganization, consolidation, recapitalization, liquida-tion, merger or sale of corporate property with respect to any corporations or property in which it may be interested as Trustee;

                    3.5.4 To compromise, compound, and settle any debt or obligation owning to or from it as Trustee; to reduce or increase the rate of interest on, extend or otherwise modi-fy, foreclose upon default, or otherwise enforce any such obligation;
                    3.5.5  To sue or defend suits or legal proceedings to

               enforce or protect any interest of the Trust; and to repre-sent the Trust in all suits or legal proceedings in any court or before any other administrative agency, body, or tribunal; provided that the Trustee is indemnified to the

               Trustee's satisfaction against liability and expenses;

                    3.5.6 To hold any property at any place, except that it shall not maintain the indicia of ownership of any assets of the Fund outside the jurisdiction of the district courts of the United States except as permitted by regulations issued by the Secretary of Labor of the United States under ERISA, Section 404(b);

                    3.5.7 To make, execute, acknowledge and deliver as-signments, agreements and other instruments;

                    3.5.8 To register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity, to permit securities or other property to be held by or in the name of others, to hold any securities in bearer form and to deposit any securities or other property in a depository, clearing corporation or similar corporation, either domestic or foreign; provided,

               however, that the records of the Trustee shall at all times show that any such property held or registered in the name of another is part of the Fund;
                    3.5.9  To employ legal counsel, brokers and other advi-

               sors, agents or employees to perform services for the Fund or to advise it with respect to its duties and obligationS under this Agreement and in connection with the Trust, and to pay them from the Fund such compensation as it deems appropriate, unless paid by the Company;
                    3.5.10  In accordance with the applicable provisions of

               the Plan and as directed by the Committee, to borrow money from any lender in such amounts upon such terms and condi-

               tions as shall be deemed advisable or proper to carry out the purposes of the Trust, and for any sum so borrowed, to issue its promissory note as Trustee, to pledge any securi-ties or other property of the Fund for the repayment of such loan and to repay from time to time the principal and inter-est on, and to take any other action with respect to such loan, all as directed by the Committee; no person lending money to the Trustee shall be required to see to the appli-cation of the money lent or to inquire into the validity,

               expediency or propriety of any such borrowing; and provided further that if such loan is from, or guaranteed by, a

               "party of interest" within the meaning of ERISA, Section 3(14), the requirements of Article X shall be satisfied; and

                    3.5.11 To open and make use of banking accounts, including checking accounts, which accounts, if bearing a reasonable rate of interest or if checking accounts, may be with the Trustee.

               3.6 Each Participant (or beneficiary of a deceased Partici-pant) to whose account shares of Stock have been allocated shall,

          as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, direct the Trustee with respect to the vote of the shares of Stock allocated to his or her account, and the Trustee shall follow the directions of those Participants (and beneficiaries)

          who provide timely instructions to the Trustee. Each Participant (or beneficiary) who has been allocated shares of Stock entitled to vote on any matter presented for a vote by the stockholders, as a named fiduciary, shall also direct the Trustee with respect to the vote of a portion of the shares of Stock that have not been allocated to any Participant's (or beneficiary's) account or for which no instructions were timely received by the Trustee, whether or not allocated to the account of any Participant (or beneficiary). Such direction shall be with respect to such number of votes equal to the total number of votes attributable to Stock which is not allocated or with respect to which no responses were received multiplied by a fraction, the numerator of which is the number of votes attributable to such shares of Stock allocated to the Participant's (or beneficiary's) account and the denominator of which is the total number of votes attrib-utable to such shares of Stock allocated to the accounts of all such Participants (and beneficiaries) who have provided timely instructions to the Trustee under this Paragraph 3.6. Such directions will be held in confidence and not be divulged or released to any person including an officer or employee of the Company.

               3.7 The provisions of this Paragraph 3.7 shall apply in the event a tender or exchange offer, including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect (hereinafter a "tender offer"), for Stock is commenced by a person or persons.

               In the event a tender offer for Stock is commenced, the Committee, promptly after receiving notice of the commencement of any such tender offer, shall transfer certain of the Committee's record keeping functions under the Plan to an independent record keeper (which if the Trustee consents in writing, may be the Trustee). The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by the Participants (and beneficiaries of deceased Participants) in connection with the tender offer. The Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such tender offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing as follows:
                    (a)  Each Participant (or beneficiary of a deceased

               Participant) to whose account shares of Stock have been allocated, shall, as a named fiduciary within the meaning of

               Section 403(a)(a) of ERISA, direct the Trustee with respect to the sale, exchange or transfer of the shares of Stock allocated to his or her account, and the Trustee shall follow the directions of those Participants (and beneficia-

               ries) who provide timely instructions to the Trustee.
                    (b)  Each such Participant (or beneficiary), as a named

               fiduciary, shall also direct the Trustee with respect to the sale, exchange or transfer of a portion of the shares of

               Stock that have not been allocated to any Participant's (or beneficiary's) account or for which no instructions were timely received by the Trustee, whether or not allocated to the account of any Participant (or beneficiary). Such direction shall be with respect to such number of shares equal to the total number of shares which are not allocated or with respect to which no responses were received multi-

               plied by a fraction, the numerator of which is the number of shares allocated to the Participant's (or beneficiary's)

               account and the denominator of which is the total number of shares allocated to the accounts of all such Participants

               (and beneficiaries) who have provided timely instructions to the Trustee under this Paragraph 3.7.

               The independent record keeper shall solicit confidentially from each Participant (and beneficiary) any directions described in this Paragraph 3.7 as to whether shares are to be tendered. The independent record keeper, if different from the Trustee,

          shall instruct the Trustee as to the above directions.
               Following any tender offer that has resulted in the sale or exchange of any shares of Stock held in the Fund, the record keeper shall continue to maintain on a confidential basis the accounts of Participants (and beneficiaries) to whose accounts shares of Stock were allocated at any time during such offer,

          until complete distribution of such accounts or such earlier time as the record keeper determines that the transfer of the record keeping functions back to the Committee will not violate the confidentiality of the directions given by the Participants (and beneficiaries). In the event that there is no sale or exchange of any shares of Stock held in the Fund pursuant to the tender offer, the record keeper shall transfer back to the Committee the record keeping functions; provided, however, the record keeper shall keep confidential any instructions which it may receive from Participants (and beneficiaries) relating to the tender offer.
               For purposes of allocating the proceeds of any sale or

          exchange pursuant to a tender offer, the Committee or the inde-pendent record keeper, as the case may be, shall determine the portion, expressed as a percentage, of shares tendered by the

          Trustee that were actually sold or exchanged (the "applicable percentage"). The Committee or the independent record keeper, as the case may be, shall then treat as having been sold or ex-changed from each of the individual accounts of Participants (and beneficiaries) that number of shares, (if any) which is obtained by multiplying (i) the applicable percentage times (ii) the total number of shares in such account that were directed to be ten-dered or exchanged (or, in the case of an account for which timely instructions were not received, the total number of shares in such account multiplied by a fraction, the numerator of which is the total number of shares of Stock tendered by the Trustee and the denominator of which is the total number of shares of

          Stock held by the Trustee immediately prior to the tender). Any proceeds remaining after application of the preceding sentences shall be treated as proceeds from the sale or exchange of unallocated shares. The adjustments to individual accounts pursuant to the provisions of the Plan shall be made by the Committee or the independent record keeper, as the case may be,

          on information supplied by the Company, the Committee or the Trustee.

               3.8 If the Committee directs the Trustee to dispose of any investment or security or any part thereof under circumstances which in the opinion of the counsel for the Trustee require registration under the Securities Act of 1933 or qualification under state "Blue Sky" laws, then the Company, at its own expense shall take or cause to be taken all such action necessary or appropriate to effect such registration and qualification. The Trustee shall not be required to dispose of such investment until such registration and qualification are complete and effective, and shall not be liable for any loss or depreciation of the Fund resulting from any delay attributable thereto. The Company shall indemnify and hold the Trustee and its officers and directors harmless with respect to any liability, reasonable legal counsel fees, and other costs and expenses incurred as a result of such registration or qualification or as a result of any information in connection therewith furnished by the Company or any failure by the Company to furnish any information.

               3.9 In addition to, and not in limitation of, the powers vested and to be vested in it by law or enumerated in this

          Article III, the Trustee shall have the power to take any action with respect to the Fund as is appropriate and helpful in carry-

          ing out the purposes of this Agreement, subject to any directions of the Committee or the Participants (or beneficiaries) as pro-

          vided herein.
                                      ARTICLE IV

                                    ADMINISTRATION
               4.1  The Committee shall represent the Company in dealing

          with the Trustee under this Agreement. Until it receives written notice that a person is no longer a member of the Committee, the

          Trustee shall be fully protected in assuming that the person is still a member of the Committee. The Company shall also cause to be delivered to the Trustee a specimen signature of each member as well as that of any designee appointed pursuant to Paragraph

          4.2. The members of the Committee shall be "named fiduciaries" within the meaning of ERISA, Section 402(a), with respect to the

          Plan.
               4.2  The Trustee may rely (and shall be fully protected in relying) on any written communication signed by a majority of the members of the Committee as being authorized by, and reflecting the action of, the Committee. If the Trustee is advised in writing by a majority of the members of the Committee that directives to the Trustee will be signed by a person or persons designated by the Committee, the Trustee may rely on communica-

          tions signed by the person or persons so named as a directive reflecting the action of the Committee.

               4.3 The Trustee shall have only those duties specified in this Agreement or specified in the Plan and expressly incorporat-

          ed herein by reference. In the event of any conflict between the provisions of the Plan and this Agreement, the provisions of this

          Agreement shall control. The Trustee shall have no responsibili-ty to administer or interpret the Plan, to enforce payment of any contributions to the Fund or to see that the Fund is adequate to meet the liabilitieS of the Plan.
               4.4  The Company or anyone acting on its behalf may at any time employ the Trustee in its corporate capacity as agent to perform any act or to keep any records in connection with the administration of the Plan. Any such agency relationship shall be established by a separate written agreement between the

          Company and the Trustee and the existence of such arrangement shall not affect its responsibility or liability as Trustee under this Agreement.
                                      ARTICLE V

                          PAYMENTS OF BENEFITS AND EXPENSES
               5.1  Except as otherwise provided in Paragraph 5.3, the

          Trustee shall pay benefits and administrative expenses under the Plan only when it receives (and in accordance with) written instruction from the Committee, indicating the amount of the payment and the name and address of the recipient. The Trustee shall have no duty to inquire into whether any payment the Committee instructs it to make is consistent with the terms of the Plan or applicable law or otherwise proper. Any payment made by the Trustee in accordance with such instructions shall be a complete discharge and acquittance to the Trustee. If the Committee advises the Trustee that benefits have become payable respecting a Participant's interest in the Fund, but does not instruct the Trustee as to the manner of payment, the Trustee shall hold the Participant's interest in the Trust until it receives written instructions from the Committee as to the manner of payment. The Trustee shall not pay benefits from the Fund without such instructions, even though it may be informed from other sources, including, without limitation, a Participant (or beneficiary), that benefits are payable under the Plan. The

          Trustee shall have no responsibility to determine when, to whom, or in what amounts benefits and expenses are payable under the

          Plan.

               5.2 The Trustee may pay any benefit or expense under the Plan by mailing certificates representing shares of Stock and/or its check, as the case may be, for the amount thereof to the person designated by the Committee as entitled to receive such payment to such address as may have been furnished to the Trustee by the Committee. If no such address has been so furnished,

          benefits or expenses may be mailed by the Trustee to such person in care of the Committee or the Company.

               5.3 The Trustee shall receive as compensation for its services as Trustee such amounts as may, from time to time, be agreed upon in writing between the Company and the Trustee. Such compensation and, in accordance with the applicable provisions of

          ERISA and the Internal Revenue Code, all reasonable and proper expenses incurred by the Trustee in the administration of the

          Trust, including reasonable legal counsel fees, shall be with-drawn by the Trustee out of the Fund, unless paid by the Company.

               5.4 The Company intends that the Plan shall at all times qualify under Internal Revenue Code Sections 401(a), 409 and

          4975(e)(7) and that the Trust set forth herein shall at all times be tax exempt under Section 501(a) of the Internal Revenue Code,

          or successor provisions. However, any taxes that may be levied upon or in respect of the Fund shall be paid from the Fund. The

          Trustee shall promptly notify the Committee of any proposed taxes (other than stock transfer taxes) of which it receives notice and may assume that any such taxes are lawfully levied or assessed, unless the Committee advises it in writing to the contrary within fifteen (15) days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the

          Committee in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Committee; the Company may itself contest the validity of any such taxes, in which case the Committee shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If any party to this Agreement contests any such proposed levy, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

                                      ARTICLE VI
                     LIABILITY AND INDEMNIFICATION OF THE TRUSTEE

               6.1 The Trustee shall not be responsible for computing or collecting contributions due under the Plan.

               6.2 The Trustee in its corporate capacity shall not be liable for claims of any persons arising under the Plan; such claims shall be limited to the Fund. The Trustee shall not be liable to make distributions or payments of any kind unless sufficient funds are available therefor in the Fund. The Trustee shall be responsible only for such money and other property as are received by it as Trustee under this Agreement.
               6.3  The Trustee may consult with legal counsel with respect to the meaning and construction of this Agreement or its powers, obligations and conduct hereunder and the opinion of such counsel will, to the extent permitted by law, be full and complete protection in respect of any action taken or omitted by the

          Trustee hereunder in good faith and in accordance with the opinion of such counsel.

               6.4 The Trustee shall be under no liability for any loss of any kind which may result (i) by reason of any action taken by it in accordance with any direction of the Company, the Committee or any Participant (or beneficiary of a deceased Participant) acting as a named fiduciary pursuant to Paragraph 3.6 or Paragraph 3.7 (hereinafter collectively referred to as the "directing fiducia-

          ries"), (ii) by reason of its failure to exercise any power or authority or to take any action hereunder because of the failure of any such directing fiduciary to give directions to the Trustee, as provided for in this Agreement or (iii) by reason of any act or omission of any of the directing fiduciaries with respect to its duties under this Plan and Trust.

               6.5 The Trustee shall be fully protected in acting upon any instrument, certificate, or paper delivered by the Company, the

          Committee, any Participant or beneficiary (acting as a named fiduciary) and believed by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the

          Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

               6.6 The Company agrees, to the fullest extent permitted by law, to indemnify and hold harmless the Trustee from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or proceeding, whether civil, criminal, administra-

          tive, or investigative, commenced or threatened), incurred by or imposed on the Trustee and arising either with respect to the investment in, or any other action taken with respect to, Stock held by the Trust Fund or with respect to any matter as to which the Trustee is not liable pursuant to Paragraph 6.4 of this Agreement; provided, however, that the Trustee shall not be indemnified or held harmless with respect to any losses, claims, damages, liabilities or expenses which arise from negligence,

          reckless or willful misconduct, or bad faith by the Trustee or its officers, directors, or shareholders.

               6.7 Communications to the Trustee shall be sent to the Trustee's principal office as stated in the preamble to this

          Agreement, to the attention of its trust department, or to such other address as the Trustee shall indicate in a written instru-

          ment delivered to the Committee. Communications to the Commit-tee, or the Company shall be sent to the Company's principal office as stated in the preamble to this Agreement, or to such other address as the Committee shall specify in a written instru-

          ment delivered to the Trustee.
               6.8  Whenever the Trustee shall deem it desirable for a

          matter to be proved or established before making, permitting or omitting any act, the matter (unless other evidence in respect thereof is specifically may be prescribed in this Agreement) deemed to be conclusively established by a certification signed by a majority of the members of the Committee and delivered to the Trustee, and the Trustee shall be fully protected in relying on such an instrument.

               6.9 If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.
                                     ARTICLE VII

                              ACCOUNTING OF THE TRUSTEE
               7.1  The Trustee shall keep accurate and detailed records of all its transactions (including receipts and disbursements) under this Agreement. These records shall be open to inspection and audit during regular business hours of the Trustee by the Commit-tee or any person or persons designated by the Committee or the

          Company in a written instrument filed with the Trustee. If mutually agreed upon in a separate writing by the Committee and the Trustee, the Trustee shall establish and maintain accounts for Participants which shall show their respective interests,

          determined in accordance with the terms of the Plan, in the Fund; provided, however, that to the extent that such accounts are kept by the Trustee on the basis of information furnished or caused to be furnished to it by the Committee, the Trustee shall have no responsibility for the accuracy of any information so furnished. All such accounts and records shall be preserved (in original form, or on microfilm, magnetic tape or any other similar pro-
          cess) for such period as the Trustee may determine, but the

          Trustee may destroy such accounts and records only after first notifying the Committee and the Company in writing at least ninety (90) days in advance of its intention to do so and trans-ferring to the Committee or the Company any such accounts and records requested.
               7.2  Within sixty (60) days after the close of each fiscal year of the Plan, the Trustee's removal or resignation as Trustee hereunder, or the termination of the Plan or this Agreement, the Trustee shall file with the Committee an account setting forth all its transactions (including all receipts and disbursements) under this Agreement during such year, or during the period from the close of the last preceding fiscal year of the Plan to the effective date of its removal or resignation or the termination of the Plan or this Agreement, and showing all property (includ-ing its costs and fair market value) held by it hereunder at the end of such accounting period. The Committee and the Trustee may agree in writing that similar accounts will be prepared by the

          Trustee and filed with the Committee at more frequent intervals. No person or persons (including without limitation the Company and the Committee) shall be entitled to any further or different accounting by the Trustee, except as may be required by law.

               7.3 Ninety (90) days after the filing of any account with the Committee under Paragraph 7.2, the Trustee shall be forever released and discharged from any liability or accountability to the Company and the Committee with respect to the transactions shown or reflected on the account, except with respect to any acts or transactions as to which the Committee within such ninety

          (90) day period, files written objections with the Trustee. The written approval of the Committee of any account filed by the

          Trustee, or the Committee's failure to file written objections within ninety (90) days shall be a settlement of such account as against the Company and the Committee and shall forever release and discharge the Trustee from any liability or accountability to the Company and the Committee with respect to the transactions shown or reflected on such account. If a statement of objections is filed by the Committee and the Committee is satisfied that its objections should be withdrawn or if the account is adjusted to its satisfaction, the Committee shall indicate its approval of the account in a written statement filed with the Trustee and the

          Trustee shall be forever released and discharged from all liabil-ity and accountability to the Company and the Committee in accordance with the immediately preceding sentence. If an objection is not settled by the Committee and the Trustee, the Trustee may commence a proceeding for a judicial settlement of the account in any court of competent jurisdiction; the only parties that need be joined in such a proceeding are the Trustee,

          the Committee, the Company and such other parties whose partici-pation is required by law.

                                     ARTICLE VIII
                        REMOVAL AND RESIGNATION OF THE TRUSTEE

               8.1 The Trustee may resign as Trustee under this Agreement at any time by a written instrument delivered to the Compensation

          Committee of the Board (the "Compensation Committee") giving notice of such resignation, which shall be effective sixty (60)

          days after receipt or at such other time as is agreed by the Compensation Committee and the Trustee. The Trustee may be

          removed at any time by the Compensation Committee by an instru-ment in writing and delivered to the Trustee, which shall be effective sixty (60) days after receipt or at such other time as is agreed between the Compensation Committee and the Trustee.

               8.2 If a vacancy in the office of trustee of the Trust occurs, the Compensation Committee shall appoint a successor trustee and shall deliver to the Trustee copies of (a) a written instrument executed by the Compensation Committee appointing such successor and (b) a written instrument executed by the successor in which it accepts such appointment. Such instruments shall indicate their effective date.
               8.3  If the Trustee resigns or is removed, it shall deliver all assets of the Fund in its possession to a successor trustee as soon as is reasonably practicable after the settlement of its account or at such earlier time as shall be agreed on by the Compensation Committee, the Trustee and the successor trustee.

                                      ARTICLE IX
                              AMENDMENT AND TERMINATION

               9.1 This Agreement may be amended at any time and from time to time by the Company by a written instrument duly acknowledged and delivered to the Trustee setting forth the terms of the amendment provided that no amendment affecting rights, duties or responsibilities of the Trustee may be made without the Trustee's consent. The instrument of amendment shall state to the Trustee that the amendment does not permit any part of the Fund to be used for or diverted to purposes other than the exclusive benefit of Participants and their beneficiaries or the payment of reason-able expenses of administering the Plan and Trust, as specified in Paragraph 2.2 hereof. The instrument of amendment shall specify its effective date, and amendments may be made effective retroactively.
               9.2  If the Committee certifies to the Trustee that the Plan is or has been terminated, the Trustee shall hold and/or dispose of the Fund in accordance with the Committee's written instruc-

          tions. The Committee shall certify in writing to the Trustee that the disposition directed: (a) except as provided in Para-

          graph 2.2, does not result in any part of the Fund being used for or diverted to purposes other than the exclusive benefit of

          Participants and their beneficiaries and the payment of reason-able expenses (including the repayment of any outstanding loans)

          of administering the Plan and Trust, (b) is in accordance with the applicable provisions of ERISA and any other applicable laws,

          and (c) does not result in a Prohibited Transaction. If the Plan is terminated with respect to a group of persons under the Plan,

          the portion of the Trust attributable to such group shall be held and disposed of in accordance with the written instructions of the Committee which shall be given in conformity with the provi-sions of the Plan, the Code and ERISA. The Trustee may, however,

          reserve such sum of money as it deems advisable for payment of its fees and expenses in connection with its administration of the Trust or the settlement of its account or for payment of taxes that may be assessed on or in respect of the Fund or the income thereof. This Agreement shall terminate upon the termina-

          tion of the Plan as provided herein and the disposition of the Fund as provided herein.

                                      ARTICLE X
                           LEVERAGED ACQUISITIONS OF STOCK

               10.1 It is specifically contemplated that the Trust will operate pursuant to a leveraged employee stock ownership plan and that the Trustee will, at the written direction of the Committee, incur indebtedness for the purpose of acquiring Stock. The

          Committee may from time to time direct the Trustee to incur such indebtedness (including indebtedness to the Company) on behalf of the Trust (a "Loan") on such terms and conditions as the Committee shall determine. Any such Loan shall meet all of the requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii) and

          shall be used primarily for the benefit of the Participants and their beneficiaries. The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Stock or to repay such Loan or a prior Loan. Any such Loan shall provide for no more than a reasonable rate of interest and must be without recourse against the Plan and Trust.

          The number of years to maturity under the Loan must be definitely ascertainable at all times. The Loan may not be payable at the demand of any person, except in the case of a default. The only assets of the Trust that may be given as collateral for a Loan are shares of Stock acquired with the proceeds of the Loan and shares of Stock that were used as collateral on prior Loans repaid with the proceeds of the current Loan. In the event that Stock is used as collateral for a Loan, such Stock shall be released from such encumbrance at an annual rate which is geared to the rate of total repayment (principal plus interest) of the

          Loan or the rate of principal repayment of the Loan, provided that in either case all applicable requirements of the applicable regulations shall be satisfied. No person entitled to payment under a Loan shall be entitled to payment from the Trust other than from shares of Stock acquired with the proceeds of the Loan which are collateral for the Loan, Company contributions made under the Plan for the purpose of satisfying the Loan obligation,

          earnings attributable to such Stock and such Company contribu-tions, and such other assets, if any, as to which recourse may be permitted under Section 4975 of the Internal Revenue Code. Payments of principal and interest on any such Loan shall be made by the Trustee (as directed by the Committee) only from (1) Company contributions made under the Plan for the purpose of satisfying such Loan obligation, earnings on such contributions and earnings on shares of Stock acquired with the proceeds of such Loan, (2) the proceeds of a subsequent Loan made to repay the prior Loan, and/or (3) the proceeds of the sale of any collateralized shares of Stock acquired with the proceeds of such Loan. In the event of a default under a Loan, the value of Trust assets transferred to the lender shall not exceed the amount of the default, provided further that if the lender is a "party in interest" within the meaning of ERISA Section 3(14) or a "dis-qualified person" within the meaning of Section 4975(e)(2) of the

          Code, a transfer of Trust assets upon default shall be made only if, and to the extent of, the Trust's failure to meet the Loan's payment schedule.
                                      ARTICLE XI

                                    MISCELLANEOUS
               11.1  This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively shall be exercisable by, the respective successors and assigns of the

          Company and the Trustee. Any corporation which shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder, upon notification to the Company.

               11.2 No right or claim in or to the Fund or any assets thereof shall be subject in any manner to anticipation sale,

          transfer, assignment, pledge, encumbrance or charge, and any attempt to so anticipate, alienate, sell, transfer, assign,

          pledge, encumber or charge shall be void and shall not be recog-nized by the Trustee, except to such extent as may be legally required (e.g., as otherwise provided in the Plan with respect to qualified domestic relations orders). No such right or claim shall be liable for or subject to the debts, contracts, liabili-ties, engagements or torts of the person entitled thereto.

               11.3 This Agreement shall be administered, construed and enforced in accordance with ERISA, and to the extent not governed by ERISA, in accordance with the laws of the Commonwealth of Massachusetts.

               11.4 All subsidiary companies which are controlled by the Company shall be deemed to have adopted the Trust if such subsid-

          iary shall have adopted the Plan or any part thereof. Each such subsidiary and affiliate which has adopted this Trust ("Related

          Company") shall be deemed a party to this Agreement and all references herein to "Company" shall be deemed to include such

          Related Company, except as the context may otherwise require.
               11.5  For all purposes of the Plan and Trust, all valuations of Stock which is not readily tradable on an established securi-ties market will be made by an independent appraiser.

               11.6 Headings of Articles are inserted for convenience of reference. They are not part of this Agreement and shall not be considered in construing it.
               11.7  This Agreement may be executed in any number of coun-

          terparts each of which shall be considered an original even though no others are produced.

               IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed as of the date and year first above written.


                                        NATIONSBANK CORPORATION


          [Corporate Seal]              BY:  /s/ Charles D. Loring
                                           Name: Charles D. Loring
                                           Title: Senior Vice President
          Attest:

            /s/ Rowena C. Foushee
            Assitant Secretary

                                        STATE STREET BANK AND TRUST COMPANY


          [Corporate Seal]              BY:  /s/ Ellen B. Campagna
                                           Name: Ellen B. Campagna
                                           Title: Vice President
          Attest:

            /s/


          C&S/Sovran Corporation ("C&S/Sovran"), the sponsor of the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan (the "C&S/Sovran Plan"), which will merge into The NationsBank Retirement Savings Plan effective January 1, 1993, and a party to the Trust Agreement dated June 14, 1989 with State Street Bank and Trust Company establishing the ESOP Trust under the C&S/Sovran Plan, as amended, hereby joins in the execution of this ESOP Trust Agreement between NationsBank Corporation and State Street Bank and Trust Company to evidence C&S/Sovran's agreement and consent to the amendment and restatement herein effective January 1, 1993 of the ESOP Trust under the C&S/Sovran Plan to constitute the "ESOP Trust" under (and as defined in) The NationsBank Retirement Savings Plan.

                                        C&S/SOVRAN CORPORATION


          [Corporate Seal]              BY:  /s/ Lawrence E. McCray
                                           Name: Lawrence E. McCray
                                           Title: Senior Vice President
          Attest:

            /s/ James W. Kiser